Exhibit 99.1

FOR IMMEDIATE RELEASE

Portman Ridge Finance Corporation Closes Merger with Garrison Capital Inc.

•	Combined company estimated to have total assets of approximately $638 million

•	Third strategic transaction closed by Portman Ridge in two years

NEW YORK, October 28, 2020 – Portman Ridge Finance Corporation (Nasdaq: PTMN) (the “Company” or “PTMN”) and Garrison Capital Inc. (formerly Nasdaq: GARS) (“GARS”) announced today the closing (the “Closing”) of the previously announced transaction under which GARS will be merged into PTMN.

As a result of the Closing, October 28, 2020 has been set as the record date (the “Record Date”) for the GARS stockholders’ right to receive the $5.0 million cash payment from an affiliate of BC Partners Advisors L.P. (“BC Partners”) as well as the merger consideration composed of (i) approximately $19.1 million in cash from PTMN and (ii) approximately 30.8 million shares of PTMN common stock. Accordingly, each share of GARS common stock will receive approximately $1.50 in cash and 1.917 shares of PTMN common stock.

The merger received solid support from the GARS stockholder base, with nearly 99% of the voting stockholders approving the transaction. As of the Closing, PTMN and GARS stockholders owned approximately 59.0% and 41.0%, respectively, of the combined company.

The combined company will be externally managed by Sierra Crest Investment Management LLC, an affiliate of BC Partners, and after the Closing is expected to have total assets of approximately $638 million and net asset value of approximately $209 million.

Ted Goldthorpe, President and CEO of PTMN and Head of BC Partners Credit commented, “We are very pleased to close the merger with Garrison Capital, the third transaction successfully negotiated and closed by our team in less than two years. Our new and existing stakeholders will benefit not only from the increased size and scale of the combined entity, but also from the access and resources provided by BC Partners’ broader $31 billion platform. We look forward to continuing to execute on our long-term strategy of building a diversified portfolio of high-quality directly originated senior secured debt investments.”

Simpson Thacher & Bartlett LLP served as counsel to PTMN. Keefe, Bruyette & Woods, A Stifel Company served as exclusive financial advisor to the Special Committee of GARS’ Board of Directors. Proskauer Rose LLP served as counsel to GARS and Eversheds Sutherland (US) LLP served as counsel to the Special Committee of GARS’ Board of Directors.

About Portman Ridge Finance Corporation

Portman Ridge Finance Corporation (Nasdaq: PTMN) is a publicly traded, externally managed investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Portman Ridge Finance Corporation’s middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. The Company’s investment activities are managed by its investment adviser, Sierra Crest Investment Management LLC, an affiliate of BC Partners Advisors, LP.

Portman Ridge Finance Corporation’s filings with the Securities and Exchange Commission (the “SEC”), earnings releases, press releases and other financial, operational and governance information are available on the Company’s website at www.portmanridge.com.

About BC Partners Advisors L.P. and BC Partners Credit

BC Partners is a leading international investment firm with over $31 billion of assets under management in private equity, private credit and real estate strategies. Established in 1986, BC Partners has played an active role in developing the European buyout market for three decades. Today, BC Partners executives operate across markets as an integrated team through the firm’s offices in North America and Europe. Since inception, BC Partners has completed 117 private equity investments in companies with a total enterprise value of €149 billion and is currently investing its eleventh private equity fund. For more information, please visit www.bcpartners.com.

BC Partners Credit was launched in February 2017 and has pursued a strategy focused on identifying attractive credit opportunities in any market environment and across sectors, leveraging the deal sourcing and infrastructure made available from BC Partners.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The matters discussed in this press release, as well as in future oral and written statements by management of Portman Ridge Finance Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.

Forward-looking statements relate to future events or our future financial performance and include, but are not limited to, projected financial performance, expected development of the business, plans and expectations about future investments and the future liquidity of the Company. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “outlook”, “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.

Important assumptions include our ability to originate new investments, and achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this press release should not be regarded as a representation that such plans, estimates, expectations or objectives will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) uncertainty of the expected financial performance of the Company; (2) expected synergies and savings associated with the transaction in which Garrison Capital Inc. merged with and into the Company; (3) the ability of the Company and/or BC Partners to implement its business strategy; (4) evolving legal, regulatory and tax regimes; (5) changes in general economic and/or industry specific conditions; (6) the impact of increased competition; (7) business prospects and the prospects of the Company’s portfolio companies; (8) contractual arrangements with third parties; (9) any future financings by the Company; (10) the ability of Sierra Crest Investment Management LLC to attract and retain highly talented professionals; (11) the Company ability to fund any unfunded commitments; (12) any future distributions by the Company; (13) changes in regional or national economic conditions, including but not limited to the impact of the COVID-19 pandemic, and their impact on the industries in which we invest; and (14) other changes in the conditions of the industries in which we invest and other factors enumerated in our filings with the SEC. The forward-looking statements should be read in conjunction with the risks and uncertainties discussed in the Company’s filings with the SEC, including the Company’s most recent Form 10-K and other SEC filings. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the SEC.

Contacts:

Portman Ridge Finance Corporation

650 Madison Avenue, 23rd floor

New York, NY 10022

info@portmanridge.com

Ted Gilpin

Ted.Gilpin@bcpartners.com

(212) 891-5007

Jeehae Linford

The Equity Group Inc.

jlinford@equityny.com

(212) 836-9615

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